UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2004

AMERICAN PHYSICIANS CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 000-32057

000-32057	38-3543910
(Commission File Number)	(IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (517) 351-1150

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On October 11, 2004, American Physicians Capital, Inc. issued a press release announcing it has agreed to acquire a minority interest in Physicians Insurance Company of Wisconsin, Inc. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any of the events described or information contained in the press release.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release, dated October 11, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 2004

AMERICAN PHYSICIANS CAPITAL, INC.
(Registrant)

By: /s/ R. KEVIN CLINTON

R. Kevin Clinton
President and Chief Executive Officer

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INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated October 11, 2004

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